UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2018

CARBON BLACK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001‑38478	55‑0810166

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Winter Street
Waltham, MA	02451
(Address of principal executive offices)	(Zip Code)

(617) 393‑7400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐        Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐        Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

(b) Effective December 17, 2018, Maria Cirino resigned from the board of directors (the “Board”) of Carbon Black, Inc. (the “Company”) and as a member of the compensation committee and nominating and corporate governance committee of the Board. Ms. Cirino’s resignation is not due to any disagreement with the Company.

Election of Director

(d) On December 17, 2018, the Board appointed Jill Ward to the Board as a class I director to fill the vacancy created by Ms. Cirino’s resignation. The term of the Company’s class I directors, including Ms. Ward, expires at the annual meeting of stockholders to be held in 2019 or upon the election and qualification of successor directors.  There are no arrangements or understandings between Ms. Ward and any other person pursuant to which she was selected as a director. Ms. Ward has no family relationship with any director or executive officer of the Company and she has no direct or indirect material interest in any transaction involving Carbon Black, Inc. required to be disclosed under Item 404(a) of Regulation S-K.Ms. Ward has also been appointed to the compensation committee and nominating and corporate governance committee of the Board.

Ms. Ward’s compensation will be consistent with that provided to all of the Company’s non-employee directors pursuant to the Company’s Non-Employee Director Compensation Policy, described in the Company’s Registration Statement on Form S‑1 filed with the Securities and Exchange Commission on April 23, 2018 under the heading Management – Non-Employee Director Compensation, a copy of which policy was attached as Exhibit 10.14 thereto. In addition, the Company entered into an indemnification agreement with Ms. Ward in connection with her appointment to the Board, in substantially the same form as that entered into with the Company’s other directors.

Item 7.01 Regulation FD Disclosure.

A copy of the press release announcing these Board changes is furnished as Exhibit 99.1 and incorporated herein by reference. The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference to such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release dated December 17, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carbon Black, Inc.

Dated: December 17, 2018	By:	/s/ Mark P. Sullivan
Mark P. Sullivan
Executive Vice President and Chief Financial Officer